UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2004

Targeted Genetics Corporation

(Exact name of registrant as specified in charter)

Washington (State or other jurisdiction of incorporation)	0-23930 (Commission File Number)	91-1549568 (IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington (Address of principal executive offices)	98101 (Zip Code)

Registrant’s telephone number, including area code (206) 623-7612

Not Applicable

(Former name or former address, if changed since last report)

1

Item 5. Other Events.

     On March 17, 2004, Targeted Genetics Corporation issued a press release announcing its initiation of a Phase I clinical trial of its product candidate, tgAAC94, in patients with rheumatoid arthritis. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7. Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit
No.	Description
99.1	Press Release of Targeted Genetics Corporation dated March 17, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION

Date: March 17, 2004	By:	/s/ Todd E. Simpson Todd E. Simpson Vice President, Finance and Administration and Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of Targeted Genetics Corporation dated March 17, 2004